 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 13, 2006

GREAT AMERICAN FAMILY PARKS, INC.

(Exact name of registrant as specified in charter)

Nevada	333-127199	91-0626756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

208 South Academy Avenue, Suite 130, Eagle, Idaho 83616

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (208) 342-8888

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Principal Officer; Election of Directors; Appointment of Principal Officer

On March 13, 2006, the Board of Directors of Great American Family Parks (the “Company”) approved the following actions:

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Tristan R. Pico was appointed as a Director, and as Chairman of the Compensation Committee of the Board of Directors, of the Company;

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Dale Van Voorhis was appointed Chairman of the Audit Committee of the Board of Directors of the Company;

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Richard W. Jackson was appointed as the Chief Financial Officer and as a Director of the Company. Mr. Jackson replaces Dale Van Voorhis, who resigned as Chief Financial Officer but remains as a Director of the Company. There was no disagreement or dispute between Mr. Van Voorhis and the Company which led to his resignation as Chief Financial Officer.

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Richard W. Jackson, CPA

Richard W. Jackson has thirty-eight years of experience in public accounting, including extensive experience in representing clients in tax matter negotiations with the Internal Revenue Service and State Tax Commission. Since November 2004, Mr. Jackson has been a partner of Jackson Coles, PLLC. From January 2002 until November 2004, Mr. Jackson was a partner of Stanton, Jackson & Company. From January 1996 until December 2001, Mr. Jackson was a partner of Presnell Gage. Since 1976, he has taught accounting and other courses for the American Institute of Banking and Idaho Bankers Association. In addition, he authored a course for the American Institute of Certified Public Accountants. Mr. Jackson graduated from the University of Idaho, holding a Bachelor of Science Degree in Business with an accounting major.

Tristan R. Pico

Since 1994, Tristan R. Pico has been a partner of Pico & Associates, a tort litigation firm specializing in construction litigation and product liability. Since 1994, Mr. Pico has also served as a pro bono mediator and arbitrator at the Los Angeles Superior Court. Mr. Pico is a member of the Consumer Attorneys Association of Los Angeles and of the Consumer Attorneys Association of California. Mr. Pico holds a Bachelor of Arts degree from Brigham Young University and a Juris Doctor degree from the University of Southern California’s Gould School of Law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AMERICAN FAMILY PARKS, INC.

Date: March 17, 2006	By: /s/ Larry Eastland _________________________ Name: Larry Eastland President, Chief Executive Officer, Chairman of the Board

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